LOANS	12 Months Ended
Dec. 31, 2014
Receivables [Abstract]
LOANS

NOTE 4 – LOANS

          The following table presents the Bank’s loans by category as of December 31, 2014 and 2013 (dollars in thousands):

	December 31, 2014	December 31, 2013
Commercial:
Commercial and industrial	$99,788	$94,702
Non-farm, nonresidential real estate	163,461	176,213
Construction and development	50,424	29,938
Commercial loans secured by real estate	27,937	26,940
Other commercial	41,185	26,582
Total commercial	382,795	354,375
Residential and consumer:
Consumer loans	9,536	10,957
Single family residential	229,559	213,763
Other retail	30,162	27,671
Total residential and consumer	269,257	252,391
	652,052	606,766
Less:
Allowance for possible loan losses	(7,934)	(8,595)
Total net loans	$644,118	$598,171

          Loan Origination/Risk Management. The Corporation has certain lending policies and procedures in place that are designed to maximize loan income within an acceptable level of risk. Management reviews and approves these policies and procedures on a regular basis. A reporting system supplements the review process by providing management with frequent reports related to loan production, loan quality, concentrations of credit, loan delinquencies and non-performing and potential problem loans. Diversification in the loan portfolio is a means of managing risk associated with fluctuations in economic conditions.

          Commercial and industrial loans are underwritten after evaluating and understanding the borrower’s ability to operate profitably and prudently expand its business. Underwriting standards are designed to promote relationship banking rather than transactional banking. Once it is determined that the borrower’s management possesses sound ethics and solid business acumen, the Corporation’s management examines current and projected cash flows to determine the ability of the borrower to repay their obligations as agreed. Commercial and industrial loans are primarily made based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial and industrial loans are secured by the assets being financed or other business assets such as accounts receivable or inventory and may incorporate a personal guarantee; however, some short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

          Commercial real estate loans are subject to underwriting standards and processes similar to commercial and industrial loans, in addition to those of real estate loans. These loans are viewed primarily as loans secured by real estate. Commercial real estate lending typically involves higher loan principal amounts and the repayment of these loans is largely dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. Management monitors and evaluates commercial real estate loans based on collateral, geography and risk grade criteria. As a general rule, the Corporation avoids financing single-purpose projects unless other underwriting factors are present to help mitigate risk. The Corporation also utilizes third-party experts to provide insight and guidance about economic conditions and trends affecting market areas it serves. In addition, management tracks the level of owner-occupied commercial real estate loans versus non-owner occupied loans. At December 31, 2014, approximately thirty-six percent of the outstanding principal balance of the Corporation’s commercial real estate loans was secured by owner-occupied properties, compared to forty percent at December 31, 2013.

          With respect to loans to developers and builders that are secured by non-owner occupied properties that the Corporation may originate from time to time, the Corporation generally requires the borrower to have had an existing relationship with the Corporation and have a proven record of success. Construction loans are underwritten utilizing feasibility studies, independent appraisal reviews, sensitivity analysis of absorption and lease rates and financial analysis of the developers and property owners. Construction loans are generally based upon estimates of costs and value associated with the complete project. These estimates may be inaccurate. Construction loans often involve the disbursement of substantial funds with repayment substantially dependent on the success of the ultimate project. Sources of repayment for these types of loans may be pre-committed permanent loans from approved long-term lenders, sales of developed property or an interim loan commitment from the Corporation until permanent financing is obtained. These loans are closely monitored by on-site inspections and are considered to have higher risks than other real estate loans due to their ultimate repayment being sensitive to interest rate changes, governmental regulation of real property, general economic conditions and the availability of long-term financing.

          The Corporation originates residential and consumer loans utilizing a computer-based credit scoring analysis to supplement the underwriting process. To monitor and manage consumer loan risk, policies and procedures are developed and modified, as needed, jointly by line and staff personnel. This activity, coupled with relatively small loan amounts that are spread across many individual borrowers, minimizes risk. Additionally, trend and outlook reports are reviewed by management on a regular basis. Underwriting standards for home equity loans are heavily influenced by statutory requirements, which include, but are not limited to, a maximum loan-to-value percentage of 80%, collection remedies, the number of such loans a borrower can have at one time and documentation requirements.

          The Corporation contracts with a third party vendor to perform loan reviews. The Corporation reviews and validates the credit risk program on an annual basis. Results of these reviews are presented to management. The loan review process complements and reinforces the risk identification and assessment decisions made by lenders and credit personnel, as well as the Corporation’s policies and procedures.

          The goal of the Bank is to diversify loans to avoid a concentration of credit in a specific industry, person, entity, product, service, or any area vulnerable to a tax law change or an economic event. A concentration of credit occurs when obligations, direct or indirect, of the same or affiliated interests represent 15% or more of the Bank’s capital structure. Commercial real estate rental and leasing represented the highest concentration at 120% of tier 1 capital. The Board of Directors recognizes that the Bank’s geographic trade area imposes some limitations regarding loan diversification if the bank is to perform the function for which it has been chartered. Specifically, lending to qualified borrowers within the Bank’s trade area will naturally cause concentrations of real estate loans in the primary communities served by the Bank and loans to employees of major employers in the area.

          The following table provides details regarding the aging of the Bank’s loan portfolio (dollars in thousands):

December 31, 2014	30 - 89 days past due	90 days and greater past due	Total past due	Current	Total loans
Retail:
Consumer	$79	$42	$121	$9,415	$9,536
Single family residential	2,756	464	3,220	226,339	229,559
Other retail	-	-	-	30,162	30,162
Retail total	2,835	506	3,341	265,916	269,257
Commercial:
Commercial and industrial	326	1,428	1,754	98,034	99,788
Non-farm, non-residential real estate	558	330	888	162,573	163,461
Construction and development	-	-	-	50,424	50,424
Commercial loans secured by real estate	148	172	320	27,617	27,937
All other commercial	10	1,092	1,102	40,083	41,185
Commercial total	1,042	3,022	4,064	378,731	382,795
Total	$3,877	$3,528	$7,405	$644,647	$652,052

December 31, 2013	30 - 89 days past due	90 days and greater past due	Total past due	Current	Total loans
Retail
Consumer loans	$182	$3	$185	$10,772	$10,957
Single family residential	3,805	83	3,888	209,875	213,763
Other retail	319	28	347	27,324	27,671
Retail total	4,306	114	4,420	247,971	252,391
Commercial
Commercial and industrial	428	1,328	1,756	92,946	94,702
Non-farm, non-residential real estate	393	-	393	175,820	176,213
Construction and development	-	28	28	29,910	29,938
Commercial loans secured by real estate	38	178	216	26,724	26,940
Other commercial	-	1,249	1,249	25,333	26,582
Commercial total	859	2,783	3,642	350,733	354,375
Total	$5,165	$2,897	$8,062	$598,704	$606,766

          A loan is considered impaired, in accordance with the impairment accounting guidance (ASC 310-10-35-16), when based on current information and events, it is probable the Corporation will be unable to collect all amounts due from the borrower in accordance with the contractual terms of the loan. Impaired loans include nonperforming commercial loans but also include loans modified in troubled debt restructurings.

          The following table summarizes the impaired loans by loan type as of December 31, 2014 and 2013 (dollars in thousands):

December 31, 2014	Unpaid contractual principal balance	Recorded investment with no allowance	Recorded investment with allowance	Total recorded investment	Related allowance	Average recorded investment year to date	* Interest received	Interest accrued
Commercial:
Commercial and industrial	$3,760	$2,734	$217	$2,951	$9	$3,230	$97	$207
Non-farm, non-residential real estate	3,720	3,241	-	3,241	-	3,570	213	212
Commercial loans secured by real estate	1,053	564	166	730	33	826	67	77
Other commercial	1,256	1,092	-	1,092	-	1,171	89	84
Commercial total	9,789	7,631	383	8,014	42	8,797	466	580
Retail:
Single family residential	1,094	539	439	978	10	786	44	42
Other retail	425	411	-	411	-	369	17	19
Retail total	1,519	950	439	1,389	10	1,155	61	61
Total	$11,308	$8,581	$822	$9,403	$52	$9,952	$527	$641

December 31, 2013	Unpaid contractual principal balance	Recorded investment with no allowance	Recorded investment with allowance	Total recorded investment	Related allowance	Average recorded investment year to date	* Interest received	Interest accrued
Commercial:
Commercial and industrial	$2,190	$1,338	$234	$1,572	$16	$1,620	$23	$134
Non-farm, non-residential real estate	3,236	1,155	1,551	2,706	282	2,819	157	168
Construction and development	461	461	-	461	44	556	30	30
Other commercial	3,834	3,310	178	3,488	-	3,704	225	241
Commercial total	9,721	6,264	1,963	8,227	342	8,699	435	573
Retail:
Single family residential	1,121	568	419	987	118	1,044	52	55
Other retail	11	-	11	11	11	11	-	-
Retail total	1,132	568	430	998	129	1,055	52	55
Total	$10,853	$6,832	$2,393	$9,225	$471	$9,754	$487	$628

* Interest income received is recognized interest income and approximates cash basis.

          Non-accrual loans, segregated by class of loans, were as follows at December 31, 2014 and 2013 (dollars in thousands):

	December 31, 2014	December 31, 2013
Retail:
Consumer	$42	$21
Single family residential	2,237	1,667
Retail total	2,279	1,688
Commercial:
Commercial and industrial	1,428	1,649
Nonfarm, nonresidential	409	737
Construction and development	-	68
Commercial real estate	172	6
Other commercial	1,092	1,248
Commercial total	3,101	3,708
Total	$5,380	$5,396

          Included in certain loan categories of impaired loans are certain loans that have been modified in a troubled debt restructuring where economic concessions have been granted to borrowers who have experienced financial difficulties. These concessions typically result from our loss mitigation activities and could include reductions in the interest rate, payment extensions, forgiveness of principal, forbearance or other actions. Modifications of terms for our loans and their inclusion as troubled debt restructurings are based on individual facts and circumstances. Loan modifications that are included as troubled debt restructurings may involve either an increase or reduction of the interest rate, extension of the term of the loan, or deferral of principal and/or interest payments, regardless of the period of the modification. All of the loans identified as troubled debt restructuring were modified due to financial stress of the borrower. In order to determine if a borrower is experiencing financial difficulty, an evaluation is performed to determine the probability that the borrower will be in payment default on any of its debt in the foreseeable future with the modification. This evaluation is performed under the Corporation’s internal underwriting policy.

          When the Corporation modifies loans in a troubled debt restructuring, the Corporation evaluates any possible impairment similar to other impaired loans based on the present value of expected future cash flows, discounted at the contractual interest rate of the original loan or lease agreement, or the current fair value of the collateral, less selling costs for collateral dependent loans. If the Corporation determined that the value of the modified loan is less than the recorded investment in the loan, impairment is recognized through an allowance estimate or a charge-off to the allowance. In periods subsequent to modification, the Corporation evaluates all troubled debt restructurings, including those that have payment defaults, for possible impairment and recognize impairment through the allowance.

          As of December 31, 2014, the Corporation did not have any commitments to extend additional funds to borrowers with loans modified and included as a troubled debt restructuring.

          During 2014, certain loans were modified in troubled debt restructurings, where economic concessions were granted to borrowers consisting of reductions in the interest rates, payment extensions, forgiveness of principal, and forbearances.

          Presented below, segregated by class of loans, are troubled debt restructurings that occurred during the twelve months ended December 31, 2014 and 2013:

	Twelve Months Ended December 31, 2014			Twelve Months Ended December 31, 2013
(dollars in thousands)	Number of Loans	Post- Modification Outstanding Balance	Net Charge-offs Resulting from Modifications	Number of Loans	Post- Modification Outstanding Balance	Net Charge-offs Resulting from Modifications
Commercial:
Nonfarm nonresidential	1	$4,357	$-	-	$-	$-
Retail:
Consumer	-	-	-	3	8	-
Single family residential	1	316	3	3	167	6
Total troubled debt restructurings	2	$4,673	$3	6	$175	$6

          The loan’s accrual status is assessed at the time of its modification. As a result of the assessment, the accrual status may be modified. Commercial and consumer loans modified in a troubled debt restructuring are closely monitored for delinquency as an early indicator of possible future default. If loans modified in a troubled debt restructuring subsequently default, the Corporation evaluates the loan for possible further impairment. The allowance for loan losses may be increased, adjustments may be made in the allocation of the allowance, or partial charge-offs may be taken to further write-down the carrying value of the loan. The Corporation considers a loan in default when it is 90 days or more past due or transferred to non-accrual.

          As of December 31, 2014 and 2013, the Corporation did not have any loans that were modified in troubled debt restructurings during the past twelve months that have subsequently defaulted.

          As of December 31, 2014, the Corporation held one foreclosed residential real estate property that was the result of obtaining physical possession in accordance with ASC 310-40. The carrying value was $5. In addition, the Corporation had no consumer mortgage loans secured by residential real estate properties for which formal foreclosure proceedings are in process according to location requirement of the applicable jurisdiction.

          Credit Quality Indicators. As part of the on-going monitoring of the credit quality of the Corporation’s loan portfolio, management tracks certain credit quality indicators including trends related to (i) the weighted-average risk grade of commercial loans, (ii) the level of classified commercial loans, (iii) net charge-offs, (iv) non-performing loans and (v) the general economic conditions in the State of Tennessee.

          The Corporation uses a risk grading matrix to assign a risk grade to each of its commercial loans. Loans are graded on a scale of 1 through 8. A description of the general characteristics of the eight risk grades is as follows:

Risk Rating 1           Minimal Risk

General Characteristics:

•	Substantially risk free.
•	Federal, state, or municipal subdivisions with acceptable investment grade credit rating.
•	Large national, regional, or local entity with proven access to capital markets.
•	Diversity in borrower’s line of business with stable and diversified sales base.
•	Borrower is considered to be an industry leader with many consecutive years of strong profits and exhibits a financial condition, equity position, liquidity, and debt service capacity far exceeding industry norms.
•	Borrower has an abundance of unpledged financeable assets coupled with superior cash generation capabilities.
•	Industry conditions and trends are positive and strong.
•	Borrower has strong management with evidence of management succession.
•	A credit rating by Moody’s, Standard & Poor’s, or other qualified rating agency that is grade A or higher.

•	A cash secured loan with the cash on deposit in the Corporation or a guaranty from the federal government also warrants this risk rating.

Risk Rating 2             Modest Risk

General Characteristics:

•	Borrower shows strong profitability, liquidity, and capitalization better than industry norms and a strong market position in the region.
•	Borrower may have limited access to public markets for short-term needs or capital requirements, but has ready access to alternative financing.
•	Loans may be unsecured based on the financial strength of the borrower or secured by collateral that is considered liquid and marketable.
•	Borrower has a proven history of profitability and financial stability.
•	Borrower has a strong market position in its industry and has an abundance of financeable assets available to protect the Corporation’s position.
•	Borrower has proven and steady management with good management succession.
•	Borrower can withstand major market instabilities of short duration.
•	Credit rating by Moody’s, Standard & Poor’s, or other qualified rating agency that is grade BAA or higher.

Risk Rating 3             Average Risk

General Characteristics:

•	Borrower shows a stable earnings history and financial condition in line with industry norms with indications that these trends will continue.
•	The credit extension is considered sound; however, elements may be present which suggest the borrower may not be free from temporary impairments in the future.
•	Borrower’s liquidity and leverage is in line with industry norms.
•	Borrower has good management with acceptable management succession.
•	Under most economic and business conditions, borrower has access to alternative financing but limited or no access to capital markets for short-term or capital needs.
•	Borrower may be an individual with a sound financial condition and liquidity with proven historical income to repay the debt as scheduled.
•	Credit extensions are generally secured by acceptable collateral.

Risk Rating 4       Acceptable Risk

General Characteristics:

•	Credit is to a borrower with smaller margins of debt service coverage and with some elements of reduced financial strength.
•	Borrower is generally in a lower average market position in its industry.
•	Borrower shows satisfactory asset quality and liquidity, good debt capacity and coverage, and good management in critical positions.
•	Borrower’s management is of unquestioned character but management succession may be questionable.
•	Borrower can obtain similar financing from other financial institutions.
•	Interim losses or moderately declining earnings trends may occur, but the borrower has sufficient strength and financial flexibility to offset these issues.
•	Credit may be to individuals with a moderately leveraged financial condition but with satisfactory liquidity and income to cover debt repayment requirements.
•	Business borrowers may have moderate leverage, but must have historically consistent cash flow to cover debt service and other operating needs.

•	Business borrowers may also have erratic or cyclical operating performances but should demonstrate strong equity positions to support these profitability swings.
•	Asset-based loans that have stabilized and proven performance with the financial capacity to provide for annual clean up may qualify for this rating.
•	Borrower has no access to capital markets but would be financeable by another financial institution or finance company.
•	Credit extensions are generally secured by acceptable collateral.

Risk Rating 5             Pass / Watch

General Characteristics:

Loans considered for this risk rating require a heightened level of supervision.

A) Transitional, Event Driven – This category of risk rated 5 loans captures responses to early warning signals from a relationship and, therefore, signifies a specific, event-driven, transitional credit grade. The event is generally something unplanned or unexpected such as a death, a disaster, the loss of a major client, product line, or key employee or the divorce or development of a health condition of the owner or key management person. This category may be used in transitional upgrades as well as transitional downgrades of credit relationships.  Under these criteria, this category necessitates a plan of action to either upgrade the credit to a “Pass” rating (i.e., Risk Rating 1-4), downgrade the credit to a criticized asset, or exit the relationship within six months.

B) Ongoing Supervision Warranted – This category may also be utilized to identify loans having inherent characteristics which warrant more than the normal level of supervision.  Loans meeting these criteria may include larger, more complex loans with unusual structures.  Loans, which, due to structure or nature of the collateral require above average servicing, may also be considered for this risk rating.  Unlike other criteria listed previously for this category, these particular characteristics tend not to be one-time or transitional in nature; therefore, these loans may be expected to remain in this risk rating category longer than six months.  A loan might remain in this risk rating category for its life or until the characteristic warranting the rating can be eliminated or effectively mitigated.

•	Borrower may exhibit declining earnings, strained cash flow, increasing leverage, or weakening market positions that indicate a trend toward an unacceptable risk.
•	Borrower’s liquidity, leverage, and earnings performance is below or trending below industry norms.
•	Interim losses and other adverse trends may occur but not to the level that would impair the Corporation’s position.
•	Borrower may be a newly formed company or in a new line of business or may be an established business with new or unproven management. Borrower should be adequately capitalized, but may not yet have achieved stabilized cash flow.
•	Borrower generally has a small market position in its industry.
•	Borrower may be engaged in an industry that is experiencing an economic downturn or is particularly susceptible to uncontrollable external factors.
•	Borrower management is of good character although some management weakness may exist, including lack of depth or succession.
•	Borrower generally has limited additional debt capacity and modest coverage, and average or below-average asset quality, margins, and market share.
•	Borrower’s ability to obtain financing from other financial institutions may be impaired.
•	Credit to individuals with marginal financial condition and liquidity but with income still sufficient to service the debt.

Risk Rating 6             Special Mention

A special mention asset has potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the asset or in the institution’s credit position at some future date. Special mention assets are not adversely classified and do not expose an institution to sufficient risk to warrant adverse classification.

General Characteristics:

•	Borrower’s cash flow may not be sufficient to fund anticipated cash needs.
•	Sufficient or modestly sufficient financeable assets are available to protect the Corporation’s position.
•	Adverse trends in borrower’s operations/profits or unbalanced position in borrower’s balance sheet but not to the point where repayment is in jeopardy.
•	Borrower generally shows limited liquidity or high leverage.
•	Borrower’s financial position is in the lower quartile of industry norms.
•	Borrower’s business exhibits a deteriorating market position in the industry.
•	Borrower’s management lacks depth and succession.
•	Business is unable to withstand temporary setbacks without affecting repayment capability.
•	Borrower is not financeable by another bank but possibly by a finance company or specialized lender.

Risk Rating 7             Substandard

A substandard asset is inadequately protected by the current sound worth and paying capacity of the obligor or of the collateral pledged, if any. Assets so classified must have a well-defined weakness, or weaknesses, that jeopardize the liquidation of the debt. They are characterized by the distinct possibility that the Corporation will sustain some loss if the deficiencies are not corrected.

General Characteristics:

•	The primary source of borrower’s repayment no longer provides satisfactory support and repayment is dependent on secondary sources.
•	A substandard loan is inadequately protected by the current sound worth and paying capacity of the obligor or by the collateral pledged, if any.
•	Normal repayment from the borrower is impaired although no loss of principal is envisioned.
•	A partial loss of interest or principal will occur if the borrower’s deficiencies are not corrected.
•	Borrower’s cash flow is generally not sufficient to fund anticipated cash needs.
•	Borrower’s financeable assets may not be sufficient to protect the Corporation’s position.
•	Adverse trends in borrower’s operations that jeopardized debt repayment may require the borrower to undertake a significant reorganization of financing or the business.
•	Borrower shows poor liquidity and high leverage impairing the repayment of the debt in accordance with agreed upon terms.
•	Borrower’s management lacks depth and succession; may be inexperienced or of questionable character.
•	Borrower’s market position in the industry is deteriorating.
•	Borrower is not financeable by another bank or finance company.

Risk Rating 8             Doubtful

An asset classified as doubtful has all the weaknesses inherent in one classified substandard with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently existing facts, conditions, and values, highly questionable and improbable.

General Characteristics:

•	Inadequate primary source of repayment. Assumes a less than satisfactory secondary source of repayment on a most-likely case basis. There may be adequate secondary source of repayment on a best-case basis.
•	Borrower has the same weaknesses found in Substandard borrowers.

•	Loss probability is extremely high but because of certain important and reasonably specific factors that may work to strengthen the loan, its classification as an estimated loss is deferred until a more exact status may be determined.
•	Pending factors may include a proposed merger or acquisition; liquidation procedures; capital injections; perfecting liens on additional collateral; and refinancing plans.
•	Borrower’s cash flow is insufficient to fund cash needs.
•	Borrower’s financeable assets are insufficient to protect the Corporation’s position.
•	Borrower’s source of debt repayment is dependent on liquidation of assets with a probable loss.
•	Borrower may no longer be a going concern, or may not exist as a going concern for the foreseeable future.
•	No alternative financing sources exist for borrower.

          The following table presents risk grades and classified loans by class for years ended December 31, 2014 and 2013 (dollars in thousands):

December 31, 2014 Commercial loan portfolio: Credit risk profile by internally assigned grade	Commercial and industrial	Non-farm, non- residential real estate loans	Construction and development	Commercial loans secured by residential R/E	All other commercial loans	Commercial loan totals
Pass	$97,218	$159,136	$50,424	$27,610	$39,923	$374,311
Special mention	-	958	-	-	170	1,128
Substandard	2,570	3,367	-	327	1,092	7,356
Doubtful	-	-	-	-	-	-
TOTALS	$99,788	$163,461	$50,424	$27,937	$41,185	$382,795

Retail loan portfolio: Credit risk profiles based on delinquency status classification	Consumer loans	Single-family residential**	All other retail loans	Retail loan totals
Performing	$9,494	$226,637	$29,683	$265,814
Non-performing*	42	2,922	479	3,443
TOTALS	$9,536	$229,559	$30,162	$269,257

*Loans are classified as non-performing loans and are automatically placed on non-accrual status once they reach 90 days past due. For the purposes of this table all loans graded substandard or below are included in non-performing loans.

**Single-family residential loans includes first mortgages, closed-end second mortgages, residential construction loans, and home equity lines of credit (HELOC’s).

December 31, 2013 Commercial loan portfolio: Credit risk profile by internally assigned grade	Commercial and industrial	Non-farm, non- residential real estate loans	Construction and development	Commercial loans secured by residential R/E	All other commercial loans	Commercial loan totals
Pass	$92,155	$170,585	$29,463	$26,516	$24,131	$342,850
Special mention	836	3,883	-	-	179	4,898
Substandard	635	1,745	475	424	1,023	4,302
Doubtful	1,076	-	-	-	1,249	2,325
TOTALS	$94,702	$176,213	$29,938	$26,940	$26,582	$354,375

Retail loan portfolio: Credit risk profiles based on delinquency status classification	Consumer loans	Single-family residential**	All other retail loans	Retail loan totals
Performing	$10,936	$212,096	$27,643	$250,675
Non-performing*	21	1,667	28	1,716
TOTALS	$10,957	$213,763	$27,671	$252,391

*Loans are classified as non-performing loans and are automatically placed on non-accrual status once they reach 90 days past due. For the purposes of this table all loans graded substandard or below are included in non-performing loans.

**Single-family residential loans includes first mortgages, closed-end second mortgages, residential construction loans, and home equity lines of credit (HELOC’s).